Exhibit 99.2

SEMTECH TO ACQUIRE SIERRA WIRELESS Creating a comprehensive IoT platform to enable the transformation to a smarter, more sustainable planet A U G U S T 2 , 2 0 2 2

Forward -Looking Statements This presentation contains “forward -looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on Semtech Corporation’s (the “Company’s”) current expectations, estimates and projections about its operations, industry, financial condition, performance, results of operations and liquidity. Forward -looking statements are statements other than historical information or statements of current condition and relate to matters such as the expected timing to consummate the proposed transaction with Sierra Wireless and the synergies, expected financial results and other benefits to be realized if the proposed transaction is consummated. Forward -looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Potential factors that could cause actual results to differ materially from those in the forward -looking statements include, but are not limited to: the failure of Sierra Wireless to obtain shareholder approval as required for the proposed transaction; the failure to obtain regulatory approvals required for the closing of the proposed transaction; failure by Sierra Wireless to obtain approval of the Supreme Court of British Columbia; failure to satisfy the conditions to the closing of the proposed transaction; the effect of the announcement of the proposed transaction on the ability of the Company or Sierra Wireless to retain and hire key personnel and maintain business relationships with customers, suppliers and others with whom they each do business, or on the Company’s and Sierra Wireless’ operating results, market price of common stock and business generally; potential legal proceedings relating to the proposed transaction and the outcome of any such legal proceeding; the inherent risks, costs and uncertainties associated with integrating the businesses successfully and risks of not achieving all or any of the anticipated benefits of the proposed transaction, or the risk that the anticipated benefits of the proposed transaction may not be fully realized or take longer to realize than expected; the occurrence of any event, change or other circumstances that could give rise to the termination of the arrangement agreement; the risk that the proposed transaction will not be consummated within the expected time period, or at all; the uncertain, but potential negative impact to the Company of the ongoing supply chain constraints and any disruptions associated with the COVID -19 pandemic on global economic conditions that could impact the Company’s results; and the factors identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2021, as such risk factors may be updated, amended or superseded from time to time by subsequent reports that the Company files with the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on any forward -looking information contained herein, which reflect management’s analysis only as of the date hereof. Except as required by law, the Company assumes no obligation to publicly release the results of any update or revision to any forward -looking statement that may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated or future events, or otherwise. This presentation also includes a presentation of select non-GAAP financial measures, namely: Gross Margin, and Operating Margin. The reconciliations of these to the most comparable GAAP measures are shown at the end of the presentation. 1 | SEMTECH TO ACQUIRE SIERRA WIRELESS | AUGUST 2, 2022

Transaction Overview ï,§ Semtech to acquire Sierra Wireless (Nasdaq: SWIR) in an all-cash transaction Transaction ï,§ Purchase price: US$31 per share Consideration ï,§ Transaction enterprise value: ~US$1.2 billion ï,§ Doubles revenue, accelerates growth, and maintains path to long term operating model Expected Financial ï,§ US$40 million of run-rate operational synergies within 12-18 months, post-close Impact ï,§ Immediately accretive to non-GAAP EPS before synergies Financingï,§ Combination of cash from balance sheet and $1.15 billion in new committed debt financing ï,§ Approved by Semtech and Sierra Wireless boards of directors Closingï,§ Expected to close in Semtech’s fiscal year 2023 ï,§ Subject to approval by Sierra Wireless’ shareholders, certain regulatory bodies, the Supreme Court of British Columbia and other customary closing conditions 2 | SEMTECH TO ACQUIRE SIERRA WIRELESS | AUGUST 2, 2022

Semtech to Acquire Sierra Wireless Creating a comprehensive IoT platform to enable the transformation to a smarter, more sustainable planet New Complete 2X Cloud Service ~10X Immediately IoT Portfolio Revenue Revenue IoT SAM Accretive LoRa ®+ $1.5B >$100M $10B To Non- Cellular Annual Recurring By 2027 GAAP EPS At time of closing before synergies 3 | SEMTECH TO ACQUIRE SIERRA WIRELESS | AUGUST 2, 2022

Sierra Wireless

BEST IN CLASS CELLULAR IoT SOLUTIONS

- 25 years of cellular IoT expertise
- 2G → 5G cellular module & routers shipping to over 200 countries
- Device to IoT Cloud management service platform including managed connectivity
- Strong engineering organization: Over 400 wireless patents, RF & systems level leadership



30%
70%

$473M
2021 REVENUE

- Product
- Services (~96% recurring)

BUSINESS HIGHLIGHTS

4 out of 5 of the **top 20 utilities**	All of the top 10 **oil & gas producers**	More than half of the **top 100 U.S. police departments**	The top 3 **smart meter manufacturers**
use AirLink® routers for smart grid deployments and vehicle fleets	rely on Sierra Wireless to keep their infrastructure running smoothly	rely on Sierra Wireless routers in cruisers and incident response vehicles	rely on Sierra Wireless modules to manage and monitor energy usage

4 | SEMTECH TO ACQUIRE SIERRA WIRELESS | AUGUST 2, 2022

SEMTECH

Semtech IoT Vision & Strategy Creating a comprehensive IoT platform to enable the transformation to a smarter, more sustainable planet Simplify IoT Through a Enable Access to Enable Network Coverage for Total Platform Offering all IoT Markets all IoT use cases Maximize Offering Through Accelerate and Enhance IoT Leverage Differentiated Multi-Radio Platform Cloud Services LoRa® Capabilities & Chip to Cloud Service Recurring Revenues to optimize application solutions for lowest power, highest efficiency and smartest technology implementations 5 | SEMTECH TO ACQUIRE SIERRA WIRELESS | AUGUST 2, 2022

Complementary Technologies For IoT Power & Bandwidth Ideal Technology Consumption Solution by Use Case High Sierra Wireless ï,§ 2G-5G Modules Routers PC-OEM Auto Cellularï,§ Gateways & Routers ï,§ AirVantage ® Cloud Service Platform Semtech Enterprise Security Public Safety Transit Fleet ï,§ LoRa Cloud™ Services ï,§ LoRa Gateway Chips ï,§ LoRa End Node Chips Smart Meters Industrial Smart Smart Grid Mobile Asset City/Building Low Range Short > 0.5 Miles > 10 Miles > 500 Miles Long

Innovative Solutions For an Expanded Market

LoRa® Platform

\+

Cellular Modules & Gateways

\+

Cloud Services

=

New low power, multi-mode solutions

- IoT Cellular Connectivity Services
- LoRa Cloud™ Services
- Mission Critical IoT Gateways
  LoRa + Cellular
- IoT Multi Radio Modules
- LoRa Gateway Chips
- LoRa End Node Chips

~10x Increase IoT Market Opportunity



$10B
IoT SAM
LPWAN
&
Cellular
$1.5B LoRa
FY2021
FY 2027 Estimate

Source: Aligned to OMDIA Market report 2022 IoT Connectivity Report, 2020 Gateway Market Report, VDC LPWAN 2021 Market Analysis, Sierra Wireless market analysis, Semtech market analysis

7 | SEMTECH TO ACQUIRE SIERRA WIRELESS | AUGUST 2, 2022

SEMTECH

Greater IoT Scale $ 1.3B $0.8B 21% Wireless IoT 54% 1 Pro Forma Revenue 1 Semtech LTM Revenue LTM (Semtech + Sierra Wireless) 8 | SEMTECH TO ACQUIRE SIERRA WIRELESS | AUGUST 2, 2022 Source: Company filings and Sierra Wireless filings ¹LTM revenue as of 5/1/2022 for Semtech and 3/31/2022 for Sierra Wireless

Diversified Revenue Base and Attractive End Markets Semtech Standalone Pro Forma (Semtech + Sierra Wireless) 16% Industrial 28% 36% 21% High-end consumer End Market 1 62% Infrastructure 36% 21% 28% China 19% EMEA 34% Geographic Americas 2 17% Composition Rest of World 28% 19% 34% Source: Company filings, Sierra Wireless filings and Semtech and Sierra Wireless management ¹ Semtech standalone revenue mix as of LTM 5/1/2022 and PF represents Semtech LTM revenue mix as of 5/1/2022 and Sierra 9 | SEMTECH TO ACQUIRE SIERRA WIRELESS | AUGUST 2, 2022 Wireless LTM revenue mix as of 3/31/2022 2 Semtech estimates as of FY 2022 ending in January 2022 for Semtech standalone and PF includes Sierra Wireless’ LTM Revenue as of 3/31/2022. Sierra Wireless geographic consumption revenue mix assumed same as ship-to revenue mix

Margin Drivers

- Grow and accelerate high-margin Cloud and services revenue
- LoRa® penetration of cellular SAM (LoRa + cellular modules)
- Expected ~$40M in operational synergies improving overall profitability
- Leverage strong balance sheet and scale to improve overall costs/purchasing power

Doubles Scale and Maintains Path to LT Operating Model

(US$ millions)	Semtech[1]	Pro Forma[1,2]		Long Term Target Semtech + Sierra Wireless
LTM **Revenue**	$773	$1,311	▶	**$3B by CY2027** *(mostly organic)*
LTM Non-GAAP ***Gross Margin***	*64%*	*51%*	▶	***58 – 63%***
LTM Non-GAAP ***Operating Margin***	*29%*	*20%*	▶	***32 – 36%***

Source: Company filings and Sierra Wireless filings
Note: LTM = "Last Twelve Months"; Gross Margin and Operating Margin are non-GAAP measures. Reconciliations of the historical LTM Company measures to the most comparable GAAP measures can be found at the end of this presentation. The Company is unable to include reconciliations of the forward-looking pro forma measures to the corresponding GAAP measures as this is not available without unreasonable efforts due to the uncertainty and inherent difficulty of predicting the occurrence and financial impact of certain items, including acquisition and integration costs, amortization of intangible assets, foreign exchange rates and other adjustments that are difficult to predict in advance.
[1]LTM financial metrics as of 5/1/2022 for Semtech and 3/31/2022 for Sierra Wireless
[2]Pro forma includes expected synergies

10 | SEMTECH TO ACQUIRE SIERRA WIRELESS | AUGUST 2, 2022

SEMTECH

Semtech with Sierra Wireless Creating a comprehensive IoT platform to enable the transformation to a smarter, more sustainable planet Complete & Doubling Cloud Significant Immediately Highly Annual Services IoT SAM Accretive to Diversified IoT Revenue & Momentum Expansion Non-GAAP Portfolio Geographic EPS Diversification (Before Synergies) 11 |SEMTECH TO ACQUIRE SIERRA WIRELESS| AUGUST 2, 2022

SEMT E C H . CO M Visit our website to learn more or follow us on LinkedIn, Twitter and YouTube Semtech, the Semtech logo, and LoRa are registered trademarks or service marks, and LoRa Cloud is trademark or service mark of Semtech Corporation or its affiliates. Copyright © 2022 Semtech Corporation. All rights reserved.

Non -GAAP Reconciliation (Semtech) Q2 CY21 Q3 CY21 Q4 CY21 Q1 CY22 LTM 5/1/2022 Gross Margin -GAAP 62.4% 63.5% 64.1% 64.4% 63.6% Share-based compensation 0.3% 0.3% 0.4% 0.4% 0.4% Non-GAAP Gross margin 62.7% 63.8% 64.5% 64.8% 64.0% Operating Margin -GAAP 19.8% 19.2% 22.5% 23.3% 21.2% Share-based compensation 6.2% 8.9% 5.6% 5.5% 6.6% Intangible amortization 0.7% 0.7% 0.6% 0.5% 0.6% Transaction and integration costs 0.1% 0.2% (0.1)% 0.2% 0.1% Restructuring and other reserves, net -% -% -% 0.2% 0.1% Litigation costs (recoveries), net 0.3% 0.2% (0.1)% 0.1% 0.1% Non-GAAP Operating margin 27.1% 29.2% 28.5% 29.8% 28.7% 13 |SEMTECH TO ACQUIRE SIERRA WIRELESS| AUGUST 2, 2022 Source: Company filings